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HOPFEDBANCORP,INC.

HopFed Bancorp, Inc. Investor Presentation NASDAQ: HFBC www.bankwithheritage.com Exhibit 99.1

CAUTIONARY STATEMENT
Information provided herein contains “forward-looking statements” with respect to the
Company’s financial condition, results of operations and business.  These forward-
looking statements involve certain risks and uncertainties and are based on the beliefs and assumptions of management and information available at the time that this presentation was prepared.  Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include: (1) general economic or business conditions may be less favorable than expected; (2) changes in interest rates may reduce net interest margins and/or the volumes and values of loans made or held, as well as the value of other financial assets; (3) competitive pressures among depository and other financial institutions may increase significantly;
(4) legislative or regulatory changes may adversely affect the Company’s business;
(5) local, state or federal taxing authorities may take adverse tax positions; (6) adverse changes may occur in the securities markets; and (7) competitors may have greater financial resources and develop products that enable them to compete more successfully than the Company.  Accordingly, any forward-looking statements included herein do not purport to be predictions of future events or circumstances and may not be realized.  Factors that might cause such a difference, include, but are not limited to, those discussed in periodic filings with the SEC.

History of Organization
• 1879   Hopkinsville Building and Loan founded
• 1940     Date of deposit insurance
• 1998 HopFed Bancorp first traded on NASDAQ
• 5/2002 Changed bank name to Heritage Bank
• 9/2002 Acquired 2 branch offices in Fulton, Kentucky
• 6/2006 Acquired 4 branch offices in Cheatham and
Houston Counties in Middle Tennessee
• 12/2006 Opened first of three retail banking offices in
Clarksville, Tennessee

•
John E. Peck
President & CEO
•
Mike Woolfolk
Executive VP & COO
•
Boyd Clark
Senior Vice President
•
Billy Duvall
Sr.VP
&
& Chief Financial Officer
•
Michael F. Stalls
Sr.VP & Chief Credit Officer
SENIOR
MANAGEMENT

Full Service Banking from a Local
Community Bank
• Retail Loan Services included both fixed and variable rate home mortgages that include options for servicing release or retained
• Full product line of consumer loans with modest exposure to Indirect Lending
• Full range of business loans including SBA loans, floor plan loans, small business loans, development and construction loans, agricultural loans and agri-business loans.
• Brokerage Services
• Property, Life and Casualty Insurance
• Full range of deposit products including Internet Banking with free bill pay,  bank by phone, ATM / Debit Cards and Cash Management Services
• Specialize in providing deposit services to municipal customers in Western Kentucky and Middle Tennessee

CALVERT CITY OFFICE
BENTON OFFICE
MURRAY OFFICES
FULTON OFFICES
CADIZ OFFICE
HOPKINSVILLE OFFICES
ELKTON OFFICE
CLARKSVILLE OFFICES
PLEASANT VIEW OFFICE
ASHLAND CITY OFFICE
ERIN OFFICE
KINGSTON SPRINGS OFFICE
LIVINGSTON
CALDWELL
HOPKINS
MUHLENBERG
MASSAC
BALLARD
MCCRACKEN
CARLISLE
HICKMAN
GRAVES
FULTON
MARSHALL
CALLOWAY
LYON
TRIGG
CHRISTIAN
TODD
LOGAN
ROBERTSON
STEWART
MONTGOMERY
HENRY
WEAKLEY
HOUSTON
DICKSON
CHEATHAM
BENTON
HUMPHREYS
Paducah
Mayfield
Union City
Paris
Fort Campbell
Springfield
Heritage Bank offices
Heritage Solutions offices
Fall & Fall Insurance office

HopFed Bancorp, Inc.

Kentucky & Tennessee Locations

Operational Philosophy
• Local Market Presidents provide superior
customer service due to decentralized decision
making
• Local Community Boards provide support and
local contacts to Market Presidents
• Utilize technology to provide a full product
offering with a local touch

Diversity of Markets
• The Company feels one of our strengths is
the diversity of its marketplace
• This diversity provides stability during
difficult economic times
• Economic diversity lowers the risk profile of
a community banking organization that is
generally geographically concentrated

Western Kentucky
• Six offices in three counties
• Significant agricultural base with wheat, corn and
soybean production prominent
• Light manufacturing
• Tourism focused on Kentucky Lake and Land
Between the Lakes
• Home to Murray State University with 10,000 students

Clarksville / Hopkinsville MSA
• Population growth in MSA expected to grow 22% by
2010 to 270,000
• Clarksville named the ninth fastest growing city by the
US Census Bureau in 2008
• MSA median age is 6 years younger than national
average, providing ideal demographics for retail and
employment
• Nationally recognized in numerous publications for its
growth, a talented labor pool and for affordable living

• Fort Campbell Army Post is home of the 101
st
Screaming Eagles and is the largest employer in
Tennessee and Kentucky
• Austin Peay State University, with approximately
10,000 students, is one of Tennessee’s fastest
growing Universities
• Strong retail and service industries
• Diverse agricultural production on corn, wheat,
soybeans, cattle and tobacco
Clarksville / Hopkinsville MSA
Economic Drivers

Hemlock Semiconductor
Corporation
• One of world’s leading providers of polycrystalline silicon used to manufacture semiconductor devices and solar panels
• In December 2008, announced plans to building a $1.2 billion plant in
Clarksville
• Project provides 1,000 construction jobs for up to seven years
• Project will result in 900 permanent jobs upon full completion
• Additional employment likely to result from suppliers being required to relocate to community
• Combined with a similar plant being built by another company near
Chattanooga, Tennessee, community and political leaders are marketing this area as a “Green Energy Corridor”

Middle Tennessee
• Includes three offices in Cheatham County and one office in Houston
County
• Cheatham County is located in the Nashville / Davidson County MSA
• US Census bureau reports that Cheatham County’s median household income is $48,058
• Large tracts of undeveloped land less than a thirty minute commute from downtown Nashville
• Currently has light manufacturing and serves as bedroom community to
Nashville
• Management values for good deposit mix, long term growth prospects and proximity to Nashville

Total Assets (In Millions) 229 286 425 529 578 637 768 808 968 1,002 0 200 400 600 800 1000 1200 2000 2001 2002 2003 2004 2005 2006 2007 2008 June 2009

Total Deposits (In Millions) 161 166 200 354 418 436 483 570 599 713 744 0 100 200 300 400 500 600 700 800 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 June 09

Deposit Mix
Percentage of
30-Jun-09 Total Deposits
(Dollars in Thousands)
Deposits:
   Non-interest-bearing accounts: $63,721 8.6%
   Interest-bearing accounts:
   NOW accounts 90,111 12.1%
   Savings and money market accounts 57,529 7.7%
   Other time deposits 532,186 71.6%
     Total deposits $743,547

Growth in Non-Interest Bearing Deposits (Dollars in Millions) 4 7 19 27 32 37 51 52 57 64 0 10 20 30 40 50 60 70 2000 2001 2002 2003 2004 2005 2006 2007 2008 June 2009

Total Loans (In Millions) 129 170 292 335 357 397 495 576 628 637 0 100 200 300 400 500 600 700 2000 2001 2002 2003 2004 2005 2006 2007 2008 June 2009

Loan Portfolio Mix
06/30/09 6/30/2009 6/30/2008 6/30/2008
Amount Percent Amount Percent
Real estate loans: (Dollars in Thousands)
One-to-four family (closed end) first mortgages $192,383 29.9% $178,898 29.8%
Second mortgages (closed end) 7,198 1.1% $8,429 1.4%
Home equity lines of credit 37,206 5.8% $33,562 5.6%
Multi-family 47,682 7.4% 29,732 4.9%
Construction 31,436 4.9% 55,434 9.2%
Commercial real estate 253,335 39.3% 212,162 35.3%
Total mortgage loans 569,240 88.4% 518,217 86.3%
Loans secured by deposits 4,329 0.7% 3,200 0.5%
Other consumer loans 16,903 2.6% 20,803 3.5%
Commercial loans 53,792 8.3% 58,502 9.7%
Total loans, gross 644,264 11.6% 600,722 13.7%
Deferred loan cost, net of income 274 288
Less allowance for loan losses (7,427) (5,118)
Total loans $637,111 $595,892

Allowance for Loan Losses (In Millions) 708 923 1,455 2,576 3,273 4,004 4,470 4,842 6,113 7,427 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 June 2009

Allowance for Loan Loss / Total Loans 0.55% 0.54% 0.50% 0.76% 0.91% 1.00% 0.90% 0.83% 0.97% 1.15% 0 0.002 0.004 0.006 0.008 0.01 0.012 0.014 2000 2001 2002 2003 2004 2005 2006 2007 2008 June 2009

Non-Performing Asset Ratio
0.19% 0.19%
0.29%
0.34%
0.18%
0.19%
0.16%
0.12%
0.86%
0.91%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
2000 2001 2002 2003 2004 2005 2006 2007 2008 June 2009

Net Charge Off Ratio 0.00% 0.01% 0.12% 0.20% 0.14% 0.14% 0.16% 0.11% 0.20% 0.20% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 2000 2001 2002 2003 2004 2005 2006 2007 2008 June 2009

30.0
25.0
20.0
15.0
10.0
5.0
0.0
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
YTD

HOPFED BANCORP, INC.

HopFed Industry Comparison Noninterest Income / Operating Revenue (%) HFBC Thrifts Banks

Book Value Per Share 11.77 12.00 12.91 13.01 13.57 13.66 14.42 15.54 16.77 17.08 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 18.00 2000 2001 2002 2003 2004 2005 2006 2007 2008 June 2009

Net Income
(In Thousands)
2,666
1,839
4,594
3,495
3,991
4,130
3,908
4,116
4,559
3,732
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
2000 2001 2002 2003 2004 2005 2006 2007 2008 *  June 2009

Participation in Treasury Capital
Purchase Plan
• Issued $18.4 million in preferred stock to the United States Treasury on
December 12, 2008
• Maintained $4.4 million at holding company while remainder was transferred to banking subsidiary
• Increased total assets by more then $124 million in the fourth quarter of
2008. Growth occurred  through a combination of aggressive deposit growth and Federal Home Loan Bank borrowings
• Proceeds used to fund net loan growth of $6.8 million and $102.7 million of growth in investment portfolio. The portfolio growth was accomplished to offset the cost of the preferred stock dividend
• Result has been to increase the subsidiary bank’s risk based capital ratio from 10.8% on September 30, 2008 to almost 13% at June 30, 2009

Why Invest in HopFed Bancorp
• Diversity of markets and loan portfolio mix provides a lower risk profile as compared to many community banks
• Risk profile enhanced by long history of below average charge offs and non-
performing assets
• New opportunities for growth as larger banks continue to struggle
• Attractive P/E Ratio of 10%
• Trading at approximately 82% of Tangible Book Value
• Attractive dividend yield of approximately 4.5%
• Experienced management team with history that has provided meaningful growth while maintaining an appropriate risk profile